EXHIBIT 10.2

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 11, 2026 (this “Amendment”), is by and among FORTEGRA FINANCIAL CORPORATION, a corporation incorporated under the laws of the State of Delaware (“Fortegra”), THE FORTEGRA GROUP, INC., a corporation incorporated under the laws of the State of Delaware (“Fortegra Group”), and LOTS INTERMEDIATE CO., a corporation incorporated under the laws of the State of Delaware (“LOTS”, and together with Fortegra Group and Fortegra, each, a “Borrower” and collectively, the “Borrowers”), the Guarantors party hereto, each of the Lenders party hereto and FIFTH THIRD BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrowers, the Guarantors, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and the Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of October 21, 2022 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of September 1, 2023, as amended by this Amendment and as further amended, restated, amended and restated, supplemented, extended, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have informed the Agent that a subsidiary (“Merger Sub”) of DB Insurance Co., Ltd. (“DB”) will merge with and into Fortegra Group with Fortegra Group being the surviving corporation, which merger will result in DB acquiring (such acquisition, the “Second Amendment Closing Date Acquisition”) 100% of the issued and outstanding Capital Stock of Fortegra Group pursuant to that certain Agreement and Plan of Merger (as amended (and including all such amendments) prior to the Second Amendment Effective Date and any future amendment, waiver, supplement or other modification not prohibited by this Amendment (the “Merger Agreement”)), by and among, DB, Merger Sub, Fortegra Group and Tiptree Inc., including all schedules, exhibits and annexes thereto (collectively, the “Second Amendment Closing Date Acquisition Documents”);

WHEREAS, the Borrowers have requested (i) certain amendments to the Credit Agreement as further set forth below and (ii) that the Required Lenders consent to the Change of Control that will occur solely as a result of the consummation of the Second Amendment Closing Date Acquisition (the “Change of Control Transaction”); and

WHEREAS, the Agent and the Lenders party hereto, which Lenders constitute the Required Lenders, agree to (i) the amendments to the Credit Agreement and (ii) consent to the Change of Control Transaction, in each case on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article 1

CONSENT

On the Second Amendment Closing Date, effective immediately prior to, the consummation of the Second Amendment Closing Date Acquisition, the Lenders party to this Amendment hereby consent to the Change of Control Transaction.

Article 2

AMENDMENTS TO CREDIT AGREEMENT

2.1
New Definitions. The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“DB Insurance” means DB Insurance Co., Ltd., incorporated and existing under the laws of the Republic of Korea with its registered office at DB Financial Center, 432, Teheran-ro, Gangnam-gu, Seoul, Korea, 06194.

“Second Amendment Closing Date” shall have the meaning assigned to such term in the Second Amendment.

“Second Amendment” means that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of March 11, 2026, by and among the Borrowers, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

2.2
Amendment to Definition. The definition of “Permitted Holders” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Permitted Holders” shall mean:

(1)
Immediately prior to the Second Amendment Closing Date, (a) Tiptree Inc. and its Affiliates and the directors, officers, members of management and employees of Fortegra Group who are holders of Capital Stock, (b) WP Falcon Aggregator, L.P. and its Affiliates, and (c) any group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder in effect on the date hereof) of which any of the foregoing are members; provided that in the case of clause (c) and without giving effect to the existence of such group or any other group, (x) the Persons described in clauses (a) and (b) above, collectively, have beneficial ownership directly or indirectly of more than 50% of the total voting power of Fortegra Group’s voting Capital Stock held by such group.
(2)
From and after the Second Amendment Closing Date, (a) DB Insurance and its Affiliates, and (b) any group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder in effect on the date hereof) of which DB Insurance and/or its Affiliates are a member; provided that in the case of clause (b) and without giving effect to the existence of such group or any other group, DB Insurance and/or its Affiliates shall have beneficial ownership directly or indirectly of more than 50% of the total voting power of Fortegra Group’s voting Capital Stock held by such group.

Article 3

CONDITIONS TO EFFECTIVENESS

3.1
This Amendment shall be effective as of the date first above written (the “Second Amendment Effective Date”) upon:

(a)
Executed Loan Documents. The receipt by the Agent of a copy of this Amendment, duly executed by the Borrowers, each Guarantor, and each of the Required Lenders.
(b)
Fees to Lenders. The Agent’s receipt from the Borrowers or the Borrowers shall have otherwise caused to be paid for the account of each Lender that executes and delivers a signature page hereto to the Agent on or prior to March 11, 2026, an amendment fee in an amount equal to 0.10% of such Lender’s Commitment.
3.2
The date on which each of the following is satisfied shall be the “Second Amendment Closing Date”:
(a)
Default. Prior to and after giving effect to this Amendment, no Default or Event of Default shall exist.
(b)
Second Amendment Closing Date Acquisition. Receipt of the final Second Amendment Closing Date Acquisition Documents. The Second Amendment Closing Date Acquisition shall have been consummated in accordance, in all material respects, with the terms thereof, but without giving effect to any amendments, waivers or consents by Fortegra Group that are materially adverse to the interests of the Lenders in their capacities as such without the consent of the Required Lenders, such consent not to be unreasonably withheld, delayed or conditioned (provided that the Required Lenders shall be deemed to have consented to any such amendment or waiver unless they shall object thereto within five Business Days after receipt of notice of such amendment or waiver), it being understood that (a) any decrease in the purchase price shall not be materially adverse to the interests of the Lenders, (b) any increase in the purchase price shall not be materially adverse to the Lenders so long as such increase is not funded by proceeds of borrowings at Fortegra Group or any of its Subsidiaries and (c) the granting of any consent under the Merger Agreement that is not materially adverse to the interests of the Lenders shall not otherwise constitute an amendment or waiver.
(c)
Fees, Costs and Expenses. The Agent’s receipt from Borrower (or Borrower shall have caused to be paid) of the fees, costs and expenses that are payable under this Amendment in connection with the consummation of the transactions contemplated hereby and Holland & Knight LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment (in each case, to the extent invoiced with reasonable detail at least three (3) Business Days prior to the Second Amendment Closing Date).

(d)
Patriot Act, etc. No later than five days prior to the Second Amendment Closing Date, each Borrower and each of the Subsidiary Loan Parties shall have provided to the Agent and the Lenders (i) a Beneficial Ownership Certification and (ii) all documentation and other information requested by the Agent at least ten days prior to the Second Amendment Closing Date and required by regulatory authorities in order to comply with requirements of applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

Article 4

NO WAIVER

Other than as expressly set forth in this Amendment, nothing contained in this Amendment shall be a waiver of any past, present or future violation, Default or Event of Default of Borrowers or Guarantors under the Credit Agreement or any other Loan Document. Other than as expressly set forth in this Amendment, Agent and each Lender hereby expressly reserve any rights, privileges and remedies under the Credit Agreement and each other Loan Document that Agent and each Lender may have with respect to any violation, Default or Event of Default, and any failure by Agent or any Lender to exercise any right, privilege or remedy as a result of any such violation, Default or Event of Default shall not directly or indirectly in any way whatsoever (i) impair, prejudice or otherwise adversely affect the rights of Agent or any Lender, except as set forth herein, at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any other Loan Document, (ii) amend or alter any provision of the Credit Agreement or any other Loan Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of Borrowers or any Guarantor or any rights, privilege or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document or any other contract or instrument. Other than as expressly set forth in this Amendment, nothing in this Amendment shall be construed to be a consent by Agent or any Lender to any prior, existing or future violations of the Credit Agreement or any other Loan Document.

Article 5

MISCELLANEOUS

5.1
Amended Terms. On and after the Second Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.
5.2
Representations and Warranties of Loan Parties. On each of the Second Amendment Effective Date and the Second Amendment Closing Date, each Loan Party represents and warrants as follows:
(a)
It has taken all necessary corporate or organizational action to authorize the execution, delivery and performance of this Amendment.
(b)
This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)
No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.
(d)
As of the Second Amendment Effective Date and the Second Amendment Closing Date, after giving effect to this Amendment, no event has occurred and is continuing or would result herefrom which constitutes a Default or an Event of Default.

5.3
Reaffirmation of Obligations. On each of the Second Amendment Effective Date and the Second Amendment Closing Date, each Loan Party hereby ratifies the Credit Agreement and each other Loan Document to which it is a party, and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and each such Loan Document applicable to it (which, in each case, remain in full force and effect according to its terms), (b) that it is responsible for the observance and full performance of its respective Obligations and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.
5.4
Reaffirmation of Security Interests. On each of the Second Amendment Effective Date and the Second Amendment Closing Date, each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting, (b) agrees that this Amendment is not intended to, and shall in no manner, impair or otherwise adversely affect, or constitute or establish a novation of, any of the Liens granted in or pursuant to the Loan Documents, (c) the Security Agreement shall continue in full force and effect and is hereby ratified and confirmed; (d) such Loan Party as of the date hereof has no defenses, off-sets or counterclaims to or against enforcement of the Security Agreement by the Agent in accordance with its terms; and (e) none of the agreements contained in the Credit Agreement or any other document or instrument executed in connection therewith will limit, impair or otherwise affect any of such Loan Party’s agreements, undertakings or obligations under the Security Agreement.
5.5
Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
5.6
Expenses. The Borrowers agree to pay, in accordance with Section 11.3 of the Credit Agreement, all reasonable and documented costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable and documented fees and expenses of the Agent’s legal counsel.
5.7
Further Assurances. Each Borrower and each Loan Party agrees to promptly take such action, upon the request of the Agent, as is necessary to carry out the intent of this Amendment.
5.8
Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

5.9
Counterparts; Delivery. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it; provided that, without limiting the foregoing, (a) to the extent the Agent has agreed to accept such Electronic Signature, the Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart.
5.10
GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.
5.11
Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
5.12
Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.5 and 10.6 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWERS:
FORTEGRA FINANCIAL CORPORATION, a Delaware corporation
By: /s/ Edward Peña Name: Edward Peña Title: Chief Financial Officer
LOTS INTERMEDIATE CO., a Delaware corporation
By: /s/ Edward Peña Name: Edward Peña Title: Chief Financial Officer
THE FORTEGRA GROUP, INC., a Delaware corporation
By: /s/ Edward Peña Name: Edward Peña Title: Chief Financial Officer

GUARANTORS:
AUTO KNIGHT MOTOR CLUB INC., a California corporation
By: /s/ John Short Name: John Short Title: Secretary
CONTINENTAL CAR CLUB, INC., a Tennessee corporation
By: /s/ John Short Name: John Short Title: Secretary
UNITED MOTOR CLUB OF AMERICA, INC., a Kentucky corporation
By: /s/ John Short Name: John Short Title: Secretary
4WARRANTY CORPORATION, a Florida corporation
By: /s/ John Short Name: John Short Title: Secretary
THE SERVICE DOC, INC., a Florida corporation
By: /s/ John Short Name: John Short Title: Secretary
LOT SOLUTIONS, INC., a Georgia corporation
By: /s/ John Short Name: John Short Title: Secretary

LOTSOLUTIONS FLORIDA LLC, a Florida limited liability company
By: /s/ John Short Name: John Short Title: Secretary
DIGITAL LEASH LLC, a Florida limited liability company
By: /s/ John Short Name: John Short Title: Secretary
SOUTH BAY FINANCIAL SERVICES, LLC, a Delaware limited liability company
By: /s/ John Short Name: John Short Title: Secretary
SOUTH BAY ACCEPTANCE CORPORATION, a California corporation
By: /s/ John Short Name: John Short Title: Secretary
SOUTH BAY FUNDING, LLC, a Delaware limited liability company
By: /s/ John Short Name: John Short Title: Secretary
PACIFIC BENEFITS GROUP NORTHWEST, L.L.C., an Oregon limited liability company
By: /s/ John Short Name: John Short Title: Secretary

SKY SERVICES LLC, a Delaware limited liability company
By: /s/ John Short Name: John Short Title: Secretary
FORTEGRA WARRANTY HOLDINGS, LLC, a Delaware limited liability company
By: /s/ Edward Peña Name: Edward Peña Title: Chief Financial Officer
FORTEGRA INTERMEDIATE WARRANTY HOLDINGS, LLC, a Delaware limited liability company
By: /s/ Edward Peña Name: Edward Peña Title: Chief Financial Officer
SAC HOLDINGS, INC. an Arizona corporation
By: /s/ John Short Name: John Short Title: Secretary
SAC ADMIN, INC. an Arizona corporation
By: /s/ John Short Name: John Short Title: Secretary
SMART AUTOCARE, INC., an Arizona corporation
By: /s/ John Short Name: John Short Title: Secretary

SMART AUTOCARE ADMINISTRATION SOLUTIONS, INC., an Arizona corporation
By: /s/ John Short Name: John Short Title: Secretary
INDEPENDENT DEALER GROUP, INC., a New Jersey corporation
By: /s/ John Short Name: John Short Title: Secretary
DEALER MOTOR SERVICES, INC., a New Jersey corporation
By: /s/ John Short Name: John Short Title: Secretary
OWNERSHIELD, INC., a Texas corporation
By: /s/ John Short Name: John Short Title: Secretary
ACCELERATED SERVICE ENTERPRISE, LLC, a New Jersey limited liability company
By: /s/ John Short Name: John Short Title: Secretary

AGENT:
FIFTH THIRD BANK, NATIONAL ASSOCIATION, as the Agent, Issuing Lender and Lender
By: /s/ Jane Badger Name: Jane Badger Title: SVP

CITIZENS BANK, N.A., as a Lender
By: /s/ Donald A. Wright Name: Donald A. Wright Title: SVP

FIRST HORIZON BANK, as a Lender
By: /s/ William Machmer Name: William Machmer Title: Senior Vice President

BANK UNITED, N.A., as a Lender
By: /s/ Jeff Landroche Name: Jeff Landroche Title: SVP

ARVEST BANK, as a Lender
By: /s/ John Suskie Name: John Suskie Title: Managing Director